UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington , D.C.   20549
    _______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2008(September 15, 2008)
Date of report(Date of earliest event reported)

COASTAL CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Georgia	000-29449	88-0428896
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

725 1st Avenue Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 987-8100
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2008, Mark Lewis resigned from the board of directors of the Company with immediate effect.  Mr. Lewis is resigning to focus more on family and other business opportunities.  His letter of resignation is attached to this Report as Exhibit 99.1.

The Board of Directors has three members following these resignations: Tim Taylor, Mike Ogie, and Tom Greene.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter of Resignation of Mark Lewis

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2008

Coastal Capital Acquisition Corp. By: /s/ Jeff Radcliffe Name: Jeff Radcliffe Title: Secretary, CFO